LTIP UNIT VESTING AGREEMENT
UNDER THE
2013 HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
EQUITY INCENTIVE PLAN

Grantee: ___________________________
No. of LTIP Units: ___________________
Grant Date: _________________________
Final Acceptance Date: _______________
Pursuant to the 2013 Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) Equity Incentive Plan (the “Plan”) and the Amended and Restated Agreement of Limited Partnership of Hannon Armstrong Sustainable Infrastructure, L.P., dated as of April 23, 2013 (the “Partnership Agreement”), as amended from time to time, of Hannon Armstrong Sustainable Infrastructure, L.P., a Delaware limited partnership (the “Partnership”), the Committee grants to Grantee named above an Award (as defined in the Plan, and referred to herein as an “Award”) in the form of, and by causing the Partnership to issue to Grantee named above, LTIP Units (as defined in the Partnership Agreement) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. If this LTIP Unit Vesting Agreement (this “Agreement”) is accepted prior to the Final Acceptance Date, Grantee shall receive the number of LTIP Units specified above as of the Grant Date, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan.

1.
Acceptance of Agreement. Grantee shall have no rights with respect to this Agreement unless Grantee has accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) unless Grantee is already a Limited Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Annex A). If this Agreement is accepted by Grantee prior to the Final Acceptance Date, Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the number of LTIP Units then issued to Grantee, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Sections 2, 3 and 6, below.

2.	Vesting. Subject to the Grantee’s continued performance of services to the Company, LTIP Units granted under the Award shall become vested and nonforfeitable (“Earned LTIP Units”) on [---].

3.	Restrictions and Conditions.

(a)
The records of the Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.

(b)
Subject to the provisions of the Plan and this Agreement, until LTIP Units become Earned LTIP Units, Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, hypothecate, alienate, encumber or assign such LTIP Units (or have the LTIP Units attached or garnished).

4.	Termination of Service.

(a)	In the event of Grantee’s Termination of Service for any reason:

(i)
Subject to clause (ii), below, upon Grantee’s Termination of Service for any reason before the vesting date set forth in Section 2, all LTIP Units under this Award shall thereupon, and with no further action, be forfeited by Grantee.

(ii)	In the event Grantee has a Termination of Service on account of death or Disability, all LTIP Units under this Award shall become Earned LTIP Units.

5.
Distributions. Distributions on the LTIP Units underlying the Award shall be paid to Grantee in accordance with the terms of the Partnership Agreement; provided, however, that notwithstanding Section 13.02(a)(iv) of the Partnership Agreement, upon a Liquidating Event, distributions in respect of the LTIP Units pursuant to Section 13.02(a)(iv) of the Partnership Agreement shall not exceed the lesser of (i) the amount provided to be distributed in respect of the LTIP Units under Section 13.02(a)(iv) of the Partnership Agreement and (ii) the amount that would be distributed in respect of the LTIP Units under Section 13.02(a)(iv) of the Partnership Agreement if such provision provided for distribution to the Partners and Assignees in accordance with their Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

6.	Covenants, Representation and Warranties. Grantee hereby covenants as follows:

(a)
So long as Grantee holds any LTIP Units granted herein, Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of such LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, as applicable to the Partnership or to comply with the requirements of any other appropriate tax authority.

(b)
Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex B. Grantee agrees to file the election within 30 days after the Grant Date with the Internal Revenue Service, to promptly provide a copy of such filed election to the Company, and to file a copy of such election with Grantee’s U.S. federal income tax return for the taxable year in which such LTIP Units are awarded to Grantee.

(c)
Grantee hereby agrees not to dispose of the LTIP Units subject to this Award within two years following receipt of such LTIP Units. The Partnership and Grantee hereby agree to treat Grantee as the owner of such LTIP Units from the Grant Date. Grantee hereby agrees to take into account the distributive share of Partnership income, gain, loss, deduction, and credit associated with such LTIP Units in computing Grantee’s income tax liability for the entire period during which Grantee has such LTIP Units.

(d)
Grantee hereby recognizes that the Internal Revenue Service has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the LTIP Units granted herein for federal income tax purposes. In the event that those proposed regulations are finalized, Grantee hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(e)
Grantee has received and read a copy of the Partnership Agreement and the Plan and has had his or her tax advisors advise him or her on the application of U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which Grantee is or by reason of the Award may become subject to.

(f)
Grantee is an “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended. Grantee is capable of evaluating the merits and risks of the acquisition and ownership of the LTIP Units and has obtained all information regarding the Partnership (and its applicable affiliates) and the LTIP Units as Grantee deems appropriate, and has relied solely upon such information, and Grantee’s own knowledge, experience and investigation, and those of his, her or its advisors, and not upon any representations of the Partnership and/or the Company, in connection with his, her or its investment decision in acquiring the LTIP Units. Grantee and his, her or its professional advisors have had an opportunity to conduct, and have so conducted if so desired, a due diligence investigation of the Partnership in connection with the decision to acquire the LTIP Units and in such regard have done all things as Grantee and they have deemed appropriate and have had an opportunity to ask questions of and receive answers from the Partnership and the Company, and have done so, as they have deemed appropriate.

7.	Clawback. The Award is subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board, and in each case, as may be amended from time to time.

8.
Assignment and Transfer. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of Grantee under this Agreement may not be sold, assigned, encumbered, pledged, or otherwise transferred except in the event of the death of Grantee, by will or by the laws of descent and distribution. In the event of any attempt by Grantee to sell, assign, encumber, pledge or otherwise transfer its rights and interests hereunder, except as provided in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company or the Partnership may require Grantee to forfeit the LTIP Units granted herein by notice to Grantee, and such LTIP Units and all rights hereunder shall thereupon become null and void. The rights and protections of the Company and the Partnership hereunder shall extend to any successors or assigns of the Company and the Partnership.

9.
Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, Grantee confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof. Any shares of Stock issued in exchange for partnership units into which LTIP Units may have been converted pursuant to the Partnership Agreement will be issued under the Plan.

10.
Amendment. Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 13 thereof and that this Agreement may be amended or canceled by the Board or the Committee, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall materially impair Grantee’s rights under this Agreement without Grantee’s written consent.

11.
No Right to Continued Service Relationship. Neither the Plan nor this Agreement will give Grantee any right to continue to provide services to the Company, the Partnership or any of their Affiliates, affect the right of the Company, the Partnership or any of their Affiliates to discharge or discipline such Grantee at any time, or affect any right of such Grantee to terminate his or her services relationship at any time.

12.
Grant of Power of Attorney. By executing this Agreement, Grantee, effective upon acceptance of this Agreement by Grantee, hereby irrevocably constitutes and appoints each of Steven L. Chuslo, Jeffrey A. Lipson and Katherine M. Dent (or a substitute appointed by any such person) as his, her or its attorney-in-fact, proxy and agent with full power of substitution to take any and all actions and execute and deliver any of the following agreements on Grantee’s behalf and in Grantee’s name: (i) the Partnership Agreement and any amendment to the Partnership Agreement (including any power of attorney included in the Partnership Agreement), and (ii) any other related agreements on Grantee’s behalf and in Grantee’s name, as may be deemed by any such attorney-in-fact as necessary or desirable to effectuate the transactions contemplated in this Agreement or any related agreements, and the other transactions described herein or therein. Grantee hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing which may be necessary, or convenient, in connection with the foregoing, as fully, to all intents and purposes, as Grantee might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by authority hereof. Such power of attorney shall be deemed to be coupled with an interest and shall be irrevocable and shall survive the death, disability or dissolution of Grantee.

13.
Waiver. The failure of Grantee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right Grantee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

14.
Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15.
Consent to Electronic Delivery. Grantee agrees that the Company or the Partnership may deliver by email all documents relating to the Plan or the LTIP Units granted herein (including without limitation, a copy of the Plan) and all other documents that the Company or Partnership is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities Exchange Commission). Grantee also agrees that the Company or the Partnership may deliver these documents by posting them on a website maintained by the Company or by a third-party under contract with the Company. If the Company posts these documents on a website, it shall notify Grantee by email.

16.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile or electronic submission of any signed original document or retransmission of any signed facsimile or other electronic transmission will be deemed the same as delivery of an original.

17.
Severability. In the event that one or more provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

18.
Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

19.
Governing Law. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by, and construed in accordance with, the laws of the State of Maryland, applied without regard to conflict of law principles or rules that would cause the application of the domestic substantive laws of any other jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE, L.P.

By:	HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC., its general partner
By:

By:
Name:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by Grantee as of the date first written above.

By:
Name:

ANNEX A
FORM OF LIMITED PARTNER SIGNATURE PAGE
Grantee, desiring to become one of the within named Limited Partners of Hannon Armstrong Sustainable Infrastructure, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of Hannon Armstrong Sustainable Infrastructure, L.P., dated as of April 23, 2013, as amended through the date hereof (the “Partnership Agreement”). Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

Signature Line for Limited Partner:

By:

Name:

Title:

Address of Limited Partner:
________________________
________________________
________________________

ANNEX B
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income in ______ as compensation for services rendered, the fair market value of the property received in connection with his/her services in excess of the amount paid for the property and supplies the following information in accordance with the regulations promulgated thereunder:
1.    The name, address and taxpayer identification number of the undersigned are:
Name:    ___________________ (the “Taxpayer”)
Address:    ___________________
___________________
Social Security No./Taxpayer Identification No.: ___________________
2.    Description of property with respect to which the election is being made:
The election is being made with respect to ___________________ LTIP Units in Hannon Armstrong Sustainable Infrastructure, L.P., (the “Partnership”).
3.    The date on which the LTIP Units were transferred is ___________________.
4.    The taxable year to which this election relates is calendar year ______________.
5.    Nature of restrictions to which the LTIP Units are subject:

(a)	Until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

(b)	The LTIP Units are subject to forfeiture on certain terminations of services.
6.    The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.
7.    The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.
8.    The amount to be included in gross income is $0.
9.    A copy of this statement has been furnished to the Partnership and to its general partner, Hannon Armstrong Sustainable Infrastructure Capital, Inc.
The Taxpayer will file this election with the Internal Revenue Service office with which the Taxpayer files his or her annual income tax return no later than 30 days after the date of transfer of the property. Additionally, the Taxpayer will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The Taxpayer is the person performing the services in connection with which the property was transferred.

Dated: ___________________
_________________________
Taxpayer’s Signature

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